Exhibit 99.2

 Fourth Quarter and Full Year 2026Earnings Results  July 14, 2026

 Forward looking statements   2  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, tariffs, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2026. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported pro forma results, adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

Q4 FY 2026 Key Takeaways

Continued commercial and operational execution drives AngioDynamics' accelerated and profitable growth.

	Total	Med Tech	Med Device
YoY Revenue Growth*	+8.0%	+16.7%	+1.1%

	Auryon	Mech Thrombectomy	NanoKnife Probes
Med Tech YoY Revenue Growth*	+14.4%	-1.1%	+47.0%

Continued Execution

- Net sales of $86.6M, +8.0% YoY growth
- Med Tech segment sales of $41.8M, +16.7% YoY growth
- Med Device segment sales of $44.8M, +1.1% YoY growth

Focus on Profitability

- Pro forma Adjusted EBITDA of $3.3M

Balance Sheet Strength

- Ended quarter with $53.9M in Cash
- Zero debt with flexibility of revolving line of credit
- Generated ~$17.5M of cash from operations in the quarter
- Will generate positive cash flow from operations in FY27

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*All growth rates are pro forma

 4  Q4 FY 2026 Financial Snapshot  +1.1%   Pro Forma Growth  +16.7%  Pro Forma Growth  Segment Revenue Contribution  Segment Gross Margin  44.4%  64.3%  Med Device  Med Tech

FY 2026 Key Takeaways

Continued commercial and operational execution drives AngioDynamics' accelerated and profitable growth.

YoY Revenue Growth*	**Total** +9.4%	**Med Tech** +18.4%	**Med Device** +2.5%
Med Tech YoY Revenue Growth*	**Auryon** +17.7%	**Mech Thrombectomy** 13.4%	**NanoKnife Probes** +28.7%

Continued Execution

- Net sales of $320.2M, +9.4% YoY growth
- Med Tech segment sales of $150.0M, +18.4% YoY growth
- Med Device segment sales of $170.2M, +2.5% YoY growth

Focus on Profitability

- Pro forma Adjusted EBITDA** of $13.2M

Balance Sheet Strength

- Ended fiscal year with $53.9M in Cash
- Zero debt with flexibility of revolving line of credit
- Generated ~$3.1M of cash from operations in the year
- Will generate positive cash flow from operations in FY27

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*All growth rates are pro forma
** Pro forma Adjusted EBITDA excludes the $5.0 million milestone payment received from Spectrum Vascular in Q3 of FY 2026

 6  FY 2026 Financial Snapshot  +2.5%   Pro Forma Growth  +18.4%  Pro Forma Growth  Segment Revenue Contribution  Segment Gross Margin  46.7%  63.6%  Med Device  Med Tech

 7  Demonstrated Med Tech Growth Execution  7  Med Tech  ~22% of Total  Med Tech  ~47% of Total  +18.4%  Med Tech 6yr CAGR: +24%

 8  Q4 FY 2026 MedTech Performance Snapshot  Auryon: Double-digit growth for the 20th straight quarter, driven by our hospital atherectomy shift, customer base expansion, and early international adoption.  Mechanical Thrombectomy: Continued strong demand with near-term catalysts expected from AlphaReturn and infective endocarditis IDE approvals.  NanoKnife: Strong growth on record prostate volumes and probe demand, with capital placements set to lift utilization over time.  Q4 FY 2026  Sales ($M)  YoY Growth  Total Auryon  $17.8   14.4%  Q4 FY 2026  Sales ($M)  YoY Growth  AlphaVac  $4.2   38.4%  AngioVac  $6.9   -15.8%  Total Mech Thromb.  $11.1   -1.1%  Unifuse  $1.0   -44.4%  Total Thrombus Mgmt.  $12.1   -7.0%  Q4 FY 2026  Sales ($M)  YoY Growth  Disposables  $8.4   47.0%  Capital  $3.4   132.5%  Total NanoKnife  $11.8   64.5%  +16.7% growth driven by solid commercial execution and continued portfolio adoption  Key Highlights

 9  Full Year FY 2026 MedTech Performance Snapshot  FY 2026  Sales ($M)  YoY Growth  Total Auryon  $66.9   17.7%  FY 2026  Sales ($M)  YoY Growth  AlphaVac  $15.5  44.1%  AngioVac  $29.5  2.1%  Total Mech Thromb.  $45.0  13.4%  Unifuse  $4.9  (12.5)%  Total Thrombus Mgmt.  $49.9  10.2%  FY 2026  Sales ($M)  YoY Growth  Disposables  $25.4  28.7%  Capital  $7.8  61.8%  Total NanoKnife  $33.1  35.2%  +18.4% growth driven by solid commercial execution and continued portfolio adoption  Key Highlights  Auryon: Capped the year with strong double-digit growth, extending its multi-year track record as our hospital atherectomy strategy scales.  Mechanical Thrombectomy: Grew double digits for the full year, with a standout year from AlphaVac.  NanoKnife: Delivered broad-based growth across both probes and capital as prostate adoption accelerates.

 10  Fiscal Year 2027 Guidancesupported by balance sheet strength  *Guidance was issued in conjunction with fiscal Q4 FY 2026 earnings call on July 14, 2026  +12 - 15%  Med Tech  Metric  Current Guidance  Net Sales  $336.0M - $341.0M  Med Tech Net Sales Growth  +12% - 15%  Med Device Net Sales Growth  Flat  Gross Margin  54% – 55%  Adjusted EBITDA  +$13.0M - $16.0M  Adjusted EPS  ($0.29) – ($0.24)  Flat  Med Device  FY 2027 Financial Guidance*

 Strong Product & Clinical Pipeline  Leveraging our leading platforms to fuel innovation, market expansion, and long-term shareholder value in key growth markets  Platform  FY26 & Earlier  $7.2B US TAM  FY26 – FY31  $10.9B US TAM  FY27 – FY31  $10.9B US TAM  FY27 – FY31  $10.9B US TAM  Peripheral Artery Disease: $800M US TAM  IVL Indication  DVT: $2.8B US TAM  Coronary: $900M US TAM  Pulmonary Embolism: $2.4B US TAM  Right Heart: $280M US TAM  Infective Endocarditis Indication  Infective Endocarditis Indication: $270M TAM*  DVT: $2.8B US TAM  DVT: 2.8B TAM  Left Heart: $760M US TAM  Prostate Cancer: $930M US TAM  BPH: $1.9B US TAM  11

Ongoing Clinical Initiatives to Support Growth

	Initiative	Overview	Purpose
AURYON	AMBITION BTK	A randomized controlled trial of the Auryon Atherectomy System + balloon angioplasty vs. standard angioplasty alone for below-the-knee lesions with critical limb ischemia (up to 224 patients / 30 sites + 1,500-patient registry).	Increased utilization within the below the knee critical limb ischemia (CLI) disease state
ALPHAVAC	RECOVER-AV	A multi-center, multi-national, single-arm study of the AlphaVac F18[85] System for mechanical thrombectomy in the treatment of acute, intermediate-risk pulmonary embolism (PE).	Increased European adoption
ALPHAVAC	APEX-Return	An IDE-approved study of the AlphaReturn blood management system, evaluating key safety and effectiveness endpoints, including device-related adverse events and procedural outcomes.	Enables collection, filtration, and reinfusion of aspirated blood during thrombectomy; addresses market feedback on blood loss
ANGIOVAC	PAVE	A prospective, single-arm, multicenter feasibility trial that will enroll up to 30 patients with RSIE at up to six U.S. centers. In August 2023, the AngioVac System received an FDA Breakthrough Device designation for the removal of right heart vegetation.	Indication expansion into right-sided infective endocarditis (RSIE)
NANOKNIFE Irreversible Electroporation (IRE) PROSTATE	RELIEF	A feasibility study evaluating irreversible electroporation (IRE), the non-thermal ablation technology, for the treatment of lower urinary tract symptoms (LUTS) in men with benign prostatic hyperplasia (BPH).	Indication expansion into benign prostatic hyperplasia (BPH)

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13  Appendix

 14  Reconciliation of GAAP to Non-GAAP Pro Forma Results for the Consolidated Income Statements (in thousand, except per share data)

 15  Reconciliation of Net Loss and Diluted Loss Per Share to Non-GAAP Adjusted Net Loss and Diluted Loss Per Share and Pro Forma Adjusted Net Loss and Diluted Loss Per Share (in thousands, except per share data)  Reconciliation of Net Loss and Non-GAAP Pro Forma Adjusted Net Loss to Adjusted EBITDA and Pro Forma Adjusted EBITDA  (in thousands)

 16  Reconciliation of Net Loss and Diluted Loss Per Share to Non-GAAP Adjusted Net Loss and Diluted Loss Per Share and Pro Forma Adjusted Net Loss and Diluted Loss Per Share(in thousands, except per share data)  Reconciliation of Net Loss and Non-GAAP Pro Forma Adjusted Net Loss to Adjusted EBITDA and Pro Forma Adjusted EBITDA  (in thousands)

 17  Detail of “Acquisition, Restructuring and Other Items, net”  (in thousands)

 18  Reconciliation of GAAP to Non-GAAP Pro Forma Results for Sales and Gross Margin by Product Category   (in thousands)